UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 15, 2018

IRIDEX CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-27598	77-0210467
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1212 Terra Bella Avenue

Mountain View, California 94043

(Address of principal executive offices, including zip code)

(650) 940-4700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)	Resignation of Director

On October 15, 2018 (the “Effective Date”) Ann Rhoads resigned from the board of directors (the “Board”) of Iridex Corporation (the “Company”) and the Audit Committee of the Board and Compensation Committee of the Board (the “Compensation Committee”), in each case effective as of the Effective Date.  Ms. Rhoads did not resign due to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

(d)  Appointment of Directors

On the Effective Date, the Company appointed Robert E. Grove to the Board.

Mr. Grove will receive standard compensation available to non-employee members of the Board and committees of the Board and each will receive an option to purchase 15,000 shares of the Company’s common stock which vests in in equal monthly installments over four years following the effective date of the grant. In addition, it is expected that Mr. Grove will execute the Company’s standard form of indemnification agreement.

There are no arrangements or understandings between Mr. Grove and any other person pursuant to which Mr. Grove was elected as a director of the Company.  There are no family relationships between Mr. Grove and any director or executive officer of the Company, and, other than as described above, no transactions involving Mr. Grove that would require disclosure under Item 404(a) of Regulation S-K.

The Company’s press release dated October 15, 2018 regarding Mr. Grove’s appointment is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits
Exhibit No.	Description

10.1*	Form of Indemnification Agreement between the Company and its directors and officers.
99.1	Press Release dated October 15, 2018.

*Incorporated by reference to the Exhibits filed with the Registrant’s Report on Form 8-K on July 11, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRIDEX CORPORATION

By:	/s/ William M. Moore
William M. Moore President and Chief Executive Officer

Date: October 15, 2018

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